UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 16, 2002


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)






United States                     333-68236                 22-2382028
-------------                     ---------                 ----------
(State or other             (Commission File Number)        I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                   White Clay Center Building 2000 Route 273
                            Newark, Delaware 19711
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.


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Item 5.  Other Events

         As announced this morning, JPMorgan Chase has agreed to acquire Providian National Bank's interest in the Providian Master Trust and in the related credit card accounts. The Providian Master Trust holds $8.2 billion of credit card receivables comprised of Providian's higher-quality assets. It is not currently anticipated that receivables from the acquired Providian credit card accounts will be included in the Chase Credit Card Master Trust or that receivables in Chase credit card accounts will be included in the Providian Master Trust.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE MANHATTAN BANK USA,
                                          NATIONAL ASSOCIATION



                                          By: /s/ Patricia Garvey
                                              ----------------------------
                                              Name: Patricia Garvey
                                              Title: Vice President



Date: January 16, 2002